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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 6, 2000

                Date of Report (date of earliest event reported)

                               CRITICAL PATH, INC.
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             (Exact name of Registrant as specified in its charter)


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            CALIFORNIA                         000-25331                        91-1788300
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
  (State or other jurisdiction of       (Commission File Number)    (I.R.S. Employer Identification No.)
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                                320 FIRST STREET
                         SAN FRANCISCO, CALIFORNIA 94105
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 808-8800

                                       N/A
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          (Former name or former address, if changed since last report)







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Item 2.  Acquisition or Disposition of Assets

        On September 25, 2000, Critical Path, Inc. ("Critical Path") completed its acquisition of PeerLogic, Inc. ("PeerLogic"), following approval through written consents to action by PeerLogic shareholders in lieu of a stockholder meeting.

        Pursuant to the terms of the Agreement and Plan of Reorganization dated August 8, 2000, among Critical Path, PeerLogic and Prince Acquisition Corp., a wholly-owned subsidiary of Critical Path ("Merger Sub"), PeerLogic merged with and into Merger Sub and became a wholly-owned subsidiary of Critical Path. Critical Path issued a total of 6,400,000 shares of Critical Path Common Stock in the merger. Each issued and outstanding share of PeerLogic Common Stock and Series B, C and D Preferred Stock was converted into the right to receive
0.40843 shares of Critical Path Common Stock. In addition, each option to acquire PeerLogic Common Stock outstanding immediately prior to the effective time of the merger has been converted into an option to purchase 0.40843 shares of Critical Path Common Stock.

Item 7.  Financial Statements and Exhibits

        (a)     Financial Statements of Business Acquired

        The financial statements are unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

        (b)     Pro Forma Financial Information

        The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date that this Current Report on Form 8-K must be filed.

        (c)     Exhibits

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                2.1     Agreement and Plan of Reorganization, dated August 8,
                        2000, among Critical Path Inc., PeerLogic, Inc. and Prince Acquisition Corp (Incorporated by reference to
                        Exhibit 5 to the Registrant's Current Report of Form 8-K filed August 23, 2000 (File No. 000-25331)).

                99.1    Press Release of Critical Path, Inc., dated September
                        26, 2000.
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 6, 2000                  CRITICAL PATH, INC.

                                         /s/ MARK J. RUBASH
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                                         Mark J. Rubash
                                         Executive Vice President and
                                         Chief Financial Officer



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                               CRITICAL PATH, INC.

                            EXHIBIT INDEX TO FORM 8-K
                             Dated October 6, 2000

Exhibits

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2.1     Agreement and Plan of Reorganization, dated August 8, 2000, among
        Critical Path Inc., PeerLogic, Inc. and Prince Acquisition Corp. (Incorporated by reference to Exhibit 5 to the Registrant's Current Report on Form 8-K filed August 23, 2000 (File No. 000-25331)).

99.1    Press Release of Critical Path, Inc., dated September 26.
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